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INVESTOR CONFERENCE 2011
© 2011
May 11, 2011
Investor Conference

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INVESTOR CONFERENCE 2011
© 2011
All written or oral statements made by CSC at this meeting or in these presentation materials that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
 statements represent CSC’s expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are subject to risks, uncertainties, and other factors, many outside of CSC’s control, that could cause actual results to differ materially from the results described in such statements. For a description of these factors, please see CSC’s most recent Annual Report on Form 10-K and Quarterly
 Reports on Form 10-Q.
Fiscal Year 2011 information presented herein is based on CSC’s revised guidance issued on
 May 2, 2011. Actual results for Fiscal Year 2011 are scheduled to be released on May 25,
 2011. Actual Fiscal Year 2011 results could vary from such guidance information.

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INVESTOR CONFERENCE 2011
© 2011
This presentation includes certain non-GAAP financial measures, such as operating income, operating margin, operating costs, free cash flow and free cash flow as a percentage of net income attributable to CSC common shareholders. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measure calculated and presented in accordance with GAAP is set forth elsewhere in this presentation and on our website at www.csc.com. CSC management believes that these non-GAAP financial measures provide useful information to investors regarding the Company’s financial condition and results of operations as they provide another measure of the Company’s profitability and ability to service its debt, and are considered important measures by financial analysts covering CSC and its peers.

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INVESTOR CONFERENCE 2011
© 2011
$16.1B global IT services powerhouse
50+ year track record of client service excellence
CSC Business Profile
93,000 employees worldwide,
operating in more than 90 countries
2,500 clients
NYSE: CSC
Ranked 155 on the FORTUNE 500
On FORTUNE magazine’s list of World’s Most
Admired Companies

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INVESTOR CONFERENCE 2011
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FY11 Overview
Implemented dividend and stock repurchase programs
Underlying operational business performance
Commercial revenue growth, offset by uncertainty in Public Sector
NHS Program realigned for success
Invested in growth segments, both organically and through acquisition

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INVESTOR CONFERENCE 2011
© 2011
IT Services — A Global Market in Transition
Sources: Forrester Research, Inc.; CSC Research
Outsourcing
Systems Integration
IT Consulting
Outsourcing
Systems Integration
IT Consulting
Infrastructure as a
Service
Security as a Service
Implementation and
Consulting
Vertical Software
Business Services
Business executives
depend less on CIO for
technology investments
Shift to “as a Service”
is underway
Undifferentiated traditional
services are being
commoditized
Traditional IT Services
Business Solutions
Traditional IT Services

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INVESTOR CONFERENCE 2011
© 2011
Market Offers Opportunities for Growth
$532
$562
$597
$627
$669
$689
$711
$729
$748
$758
$765
Business CAGR
Emerging CAGR
Traditional CAGR
3-yr. 14.7%
5-yr. 14.4%
10-yr. 10.1%
3-yr. 53.8%
5-yr. 45.2%
10-yr. 27.8%
3-yr. 1.1%
5-yr. 0.0%
10-yr. -1.3%
Business Solutions
Emerging Services
Traditional Services
$B
(U.S.)
Sources: Forrester Research, Inc.; CSC Research

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INVESTOR CONFERENCE 2011
© 2011
• Protect and expand our
 core markets
• Focus on high-growth
 horizontal segments
• Expand our global
 presence
• Lead in the “as a Service”
 cloud-based economy
• Capture market share in
 cybersecurity services
• Expand our market with
 Infrastructure as a Service
 offerings
Our Strategic Direction — Aligned with Market Opportunities
for Growth
BUSINESS
• Be a leader in our chosen
 verticals
• Use industry-leading,
 IP-based solutions to
 drive growth
• Focus on business
 outcomes
Fueling Clients’
Growth and
Performance
TRADITIONAL
Enabling Clients
to Focus on
Their Business
EMERGING
Enhancing Clients’
Agility and Security

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INVESTOR CONFERENCE 2011
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NPS Opportunities — High Growth Vectors
Building on Our Strengths
Current Revenue Composition
Future Revenue Composition
NPS Core
Health
Cybersecurity
Identity
Management
NPS Core
Health
Identity
Management
Data Center
Consolidation
and Cloud
Data Center
Consolidation
and Cloud

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INVESTOR CONFERENCE 2011
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Six Potential Billion-Dollar Growth Platforms
I	Grow Financial Services business from $3 billion to $4 billion
II	Be recognized by our clients as the world’s leader in healthcare IT services
III	Be a leader in cloud and emerging services
IV	Achieve global recognition as the “go to” developer and provider of cybersecurity
V	Double our high-margin applications development and management business
VI	Focus intensely on cross-sell/up-sell to leverage our portfolio
Underpinning our strategy is a shift to a proactive
sales culture and increased brand promotion

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INVESTOR CONFERENCE 2011
© 2011
Our Plan Is Aligned with the Market’s Transition
Revenue Outlook by Strategic Growth Vector
Business Solutions
Emerging Services
Traditional Services
*Based on Revised Guidance issued May 2, 2011

Percents Are of Total (Mix)
91%
$16.1B
$19B
80%
$20B
74%
26%
20%
9%
($B)

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INVESTOR CONFERENCE 2011
© 2011
Organic Growth Plan
Business Segment	Portfolio Share	3-Year Outlook
NPS	40%	0% - 5%
Commercial	60%	5% - 8%
Composite Total	100%	3% - 7%

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INVESTOR CONFERENCE 2011
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Looking Forward
Our markets are in transition — providing exciting growth opportunities
Our go-to-market capabilities are realigned and energized
Proven Business Services model
A strong Tier One provider in our public sector and traditional commercial markets
The financial strength to deliver top-line growth
Gaining recognition as a market leader in Cloud and Cybersecurity

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INVESTOR CONFERENCE 2011
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Key Questions
Can margins improve?
Is cash generation sustainable?
Can the capital structure
support CSC’s strategy?
Can CSC grow the top line?

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INVESTOR CONFERENCE 2011
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Where We Have Been …

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INVESTOR CONFERENCE 2011
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Historical Revenue Profile
$M
*Revised Guidance issued May 2, 2011
CSC FY
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Global
Economic
Crisis

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INVESTOR CONFERENCE 2011
© 2011
Historical Operating Income Margin Profile
*
CSC FY
%
*Revised Guidance issued May 2, 2011

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INVESTOR CONFERENCE 2011
© 2011
Historical EPS Profile
CSC FY
$
Normalized for
IRS settlement
*
7
*Revised Guidance issued May 2, 2011

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INVESTOR CONFERENCE 2011
© 2011
Historical FCF % of NI Profile
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CSC FY
Normalized for
timing distortion
-600%
-300%
Net Income attributable to
CSC Common Shareholders
150%
*Revised Guidance issued May 2, 2011

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INVESTOR CONFERENCE 2011
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Share
Repurchase +
Covansys and
FCG
Acquisitions
DynCorp
Acquisition
Mynd +
Outsourcing
Assets
Capital
($M)
Debt-to-Cap
(%)
Capital Structure
$1B Term Debt
Redemption +
Dyn Int’l Sale
Debt
Equity
Debt-to-Cap
CSC FY
*
*Third quarter ending

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INVESTOR CONFERENCE 2011
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Where We Are Going …

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INVESTOR CONFERENCE 2011
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CAGR 2% - 3%
Revenue Drivers
Opportunities for growth
FY11*
FY14
Outlook
$19B
Organic
Drivers
Cybersecurity
Cloud
Financial
Services
Healthcare
$16.1B
*Revised Guidance issued May 2, 2011
Applications
Virtualization
Strategic
Acquisitions
Foundation

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INVESTOR CONFERENCE 2011
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Operating Income Margin Drivers
Drivers
• Portfolio mix
 – Growth engines (financial services,
 cybersecurity, healthcare, cloud)
 – Intellectual property
 – Reduced capital intensity
 – Low-cost centers
• Cost containment
 – Facility/square footage
 – Benefit management
 – Supply chain management
 – Travel
25 - 50
Basis Point
Improvement
Annually

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INVESTOR CONFERENCE 2011
© 2011
*Revised Guidance issued May 2, 2011
Free Cash Flow (FCF) Drivers
• DSO improvements
• Lower pension
 contributions
• Reduced capital
 intensity
• NHS investment
 amortization
• Claims resolution
FCF Drivers/Opportunities
FY11*
> 90% of NI
FY14 Outlook
80% of
Net Income
(NI)

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INVESTOR CONFERENCE 2011
© 2011
Cash Profile
$B	FY 2011	FY 2012w	FY 2013w	FY 2014w
Beginning Cash	$2.8	$2.0	$2.8	$2.7
FCF	0.6	.8	.9	.9
Debt repayment	(1.4)		(1.0)
Available Balance	$2.0	$2.8	$2.7	$3.6
**Estimated
wOutlook
Uses of Cash
Dividends
Share
Repurchase
Acquisitions
Investments
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*Revised Guidance issued May 2, 2011

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INVESTOR CONFERENCE 2011
© 2011
Financial Performance Plan Summary
FY12 - FY14 Outlook
Deliver top-line growth:
3% - 7% organic
2% - 3% acquisitions
(CAGR)
Improve
OI margin
by 25 - 50 BPS
annually
Grow EPS
at rate exceeding
top-line growth
Sustain cash
Performance > 90%
of Net Income

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INVESTOR CONFERENCE 2011
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Can margins improve?
Is cash generation sustainable?
Can the capital structure support
CSC’s strategy?
Answers to Key Questions
Can CSC grow the top line?
✓
✓
✓
✓

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INVESTOR CONFERENCE 2011
© 2011
CSC Investment Case
Financial Plan
Revenue Growth	3% to 7% organic, 2% to 3% acquisition
Operating Margin	25 to 50 BPS improvement to 10%
EPS Growth	At a rate greater than top line
Free Cash Flow	> 90% Net Income
Shareholder Return
EPS Growth
Dividends
Share Repurchase Program
TSR Range
Plus, multiple expansion as we deliver on our commitments
8.5% to 14%

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INVESTOR CONFERENCE 2011
© 2011
Non-GAAP Reconciliation
Proceeds from the sale of Property & Equipment (included in investing activities) are included in the calculation of Free
Cash Flow for all periods. Capital lease payments are included in the calculation of free cash flow from Fiscal 2004 -
Fiscal 2010.
Operating Income Margin is Operating Income as a percentage of Revenue
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